UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2004

SAFENET, INC.

(Exact Name of Registrant as Specified in Charter)

4690 Millennium Drive, Belcamp, Maryland 21017

(Address of principal executive offices)

Delaware	0-20634	52-1287752

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Registrant’s telephone number, including area code: (410) 931-7500

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of SafeNet, Inc. (“SafeNet” or the “Company”),
dated April 5, 2004.

Item 12.	Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     On April 5, 2004, SafeNet issued a press release updating certain financial guidance for the quarter ended March 31, 2004 and the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFENET, INC.

By:	/s/ Anthony A. Caputo

Anthony A. Caputo
Chief Executive Officer

Date: April 8, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of SafeNet, Inc., dated April 5, 2004